SECURITIES
AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: April 28, 2004

FiberMark, Inc.
(Exact name of registrant as specified in charter)

Delaware	001-12865	82-0429330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

161 Wellington Road
P.O. Box 498
Brattleboro, Vermont 05302
(802) 257-0365

Item 5. Other Events.

    On April 27, 2004, FiberMark announced that it had received approval by the U.S. Bankruptcy Court of full Debtor-in-Possession (DIP) financing and all first-day motions. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description

99.1*	Press release dated April 27, 2004
____________________
*   Filed herewith

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FiberMark

Date: April 29, 2004	By:
John E. Hanley

Vice President and Chief Financial Officer

EXHIBIT INDEX

The following exhibits are hereby filed as part of this Form 8-K:

Exhibit No.	Description

99.1	Press release dated April 27, 2004